Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
19.	Subsequent Events

A. Senior Notes Offering and Asset Transfer

Senior notes offering

On January 28, 2013, we issued $3.65 billion aggregate principal amount of our senior notes (the senior notes offering) in a private placement, with an original issue discount of $10 million. The senior notes are comprised of $400 million aggregate principal amount of our 1.150% Senior Notes due 2016, $750 million aggregate principal amount of our 1.875% Senior Notes due 2018, $1.35 billion aggregate principal amount of our 3.250% Senior Notes due 2023 and $1.15 billion aggregate principal amount of our 4.700% Senior Notes due 2043.

We sold $2.65 billion aggregate principal amount of our senior notes through the initial purchasers in the senior notes offering and Pfizer transferred $1.0 billion aggregate principal amount of our senior notes to certain of the initial purchasers, who sold such senior notes through the initial purchasers in the senior notes offering.

The senior notes are governed by an indenture and supplemental indenture (collectively, the indenture) between us and Deutsche Bank Trust Company Americas, as trustee. The indenture contains certain covenants, including limitations on our and certain of our subsidiaries’ ability to incur liens or engage in sale leaseback transactions. The indenture also contains restrictions on our ability to consolidate, merge or sell substantially all of our assets. In addition, the indenture contains other customary terms, including certain events of default, upon the occurrence of which, the senior notes may be declared immediately due and payable.

Pursuant to the indenture, we are able to redeem the senior notes of any series, in whole or in part, at any time by paying a “make whole” premium, plus accrued and unpaid interest to, but excluding, the date of redemption. Pursuant to our tax matters agreement with Pfizer, we will not be permitted to redeem the 2023 notes pursuant to this optional redemption provision, except under limited circumstances. Upon the occurrence of a change of control of us and a downgrade of the senior notes below an investment grade rating by each of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, we are, in certain circumstances, required to make an offer to purchase each of the senior notes at a price equal to 101% of the aggregate principal amount of the senior notes together with accrued and unpaid interest to, but excluding, the date of repurchase.

Asset transfer

On January 28, 2013, Pfizer transferred to us substantially all of the assets and liabilities of its animal health business in exchange for all of our Class A and Class B common stock, $1.0 billion of the $3.65 billion senior notes and an amount of cash equal to substantially all of the cash proceeds received by us from the remaining $2.65 billion senior notes issued.

Pro forma (Unaudited)

The following unaudited table reflects, on a pro forma basis, selected impacts of the senior notes offering, the asset transfer and the removal of Pfizer allocated long-term debt, which will be retained by Pfizer, as if these transactions had occurred on December 31, 2012. The unaudited pro forma information is for illustrative and informative purposes and may not reflect our long-term debt, capital stock or additional paid-in capital if the transactions described had actually occurred as of December 31, 2012.

(MILLIONS OF DOLLARS)
Long-term debt:
Current portion of allocated long-term debt, reported	$73
Allocated long-term debt, reported	509

Total allocated long-term debt, reported	582
Pro forma adjustment: elimination of allocated long-term debt (to be retained by Pfizer)	(582)
Pro forma adjustment: issuance of long-term debt—Senior notes, net of discount	3,640

Long-term debt, pro forma	$3,640

Business unit equity:
Business unit equity, reported	$4,183
Pro forma adjustment: elimination of allocated long-term debt (to be retained by Pfizer)	582
Pro forma adjustment: reclassification of business unit equity on asset transfer	(4,765)

Business unit equity, pro forma	$—

Capital stock:
Capital stock, reported	$—
Pro forma adjustment: issuance of capital stock to Pfizer in connection with asset transfer	5

Capital stock, pro forma	$5

Additional paid-in capital:
Additional paid-in capital, reported	$—
Pro forma adjustment: reclassification of Business unit equity on asset transfer	4,765
Pro forma adjustment: establishment of capital stock on asset transfer	(5)
Pro forma adjustment: consideration paid to Pfizer in connection with asset transfer	(3,559)

Additional paid-capital, pro forma	$1,201

B. Commercial Paper Program

In February 2013, we entered into a commercial paper program with a capacity of up to $1.0 billion. While no commercial paper has been issued under the commercial paper program at this time, we may incur indebtedness under this program in the future.

C. Initial Public Offering

On February 6, 2013, an IPO of 99,015,000 shares of our Class A common stock (including the exercise of the underwriters’ over-allotment option) at a price of $26.00 per share was completed. We did not receive any of the net proceeds from the IPO.

Immediately following the IPO, there were 99,015,000 outstanding shares of Class A common stock and 400,985,000 outstanding shares of Class B common stock. The rights of the holders of Class A common stock and Class B common stock are identical, except with respect to voting and conversion rights. The holders of Class A common stock and Class B common stock are each entitled to one vote per share for all matters submitted to a vote of stockholders other than with respect to the election of directors. With respect to the election of directors, the holders of Class B common stock are entitled to ten votes per share, and the holders of Class A common stock are entitled to one vote per share. Each share of Class B common stock held by Pfizer or one of its subsidiaries is convertible into one share of Class A common stock at any time but will not be convertible if held by any other holder. Currently, Pfizer owns 100% of our outstanding Class B common stock and no shares of our Class A common stock, giving Pfizer 80.2% of the economic interest and the combined voting power in shares of our outstanding common stock other than with respect to the election of directors and 97.6% of the combined voting power of our outstanding common stock with respect to the election of directors.

D. Agreements with Pfizer

In connection with the IPO, we and Pfizer entered into agreements that provide a framework for our ongoing relationship with Pfizer, certain of which are described below.

•

Global separation agreement. This agreement governs the relationship between Pfizer and us following the IPO and includes provisions related to the allocation of assets and liabilities, indemnification, delayed transfers and further assurances, mutual releases, insurance and certain covenants.

•

Transitional services agreement. This agreement grants us the right to continue to use certain of Pfizer’s services and resources related to our corporate functions, such as business technology, facilities, finance, human resources, public affairs and procurement, in exchange for mutually agreed-upon fees based on Pfizer’s costs of providing these services.

•

Tax matters agreement. This agreement governs ours and Pfizer’s respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. Pursuant to this agreement, we have also agreed to certain covenants that contain restrictions intended to preserve the tax-free status of certain transactions, and we have agreed to indemnify Pfizer and its affiliates against any and all tax-related liabilities incurred by them relating to these transactions to the extent caused by an acquisition of our stock or assets or by any other action undertaken by us.

•

Research and development collaboration and license agreement. This agreement permits certain of our employees to be able to review a Pfizer database to identify compounds that may be of interest to the animal health field. Pfizer has granted to us an option to enter into a license agreement subject to certain restrictions and requirements and we will make payments to Pfizer.

•

Employee matters agreement. This agreement governs ours and Pfizer’s respective rights, responsibilities and obligations with respect to the following matters: employees and former employees (and their respective dependents and beneficiaries) who are or were associated with Pfizer, us or the parties’ respective subsidiaries or affiliates; the allocation of assets and liabilities generally relating to employees, employment or service-related matters and employee benefit plans; and other human resources, employment and employee benefits matters.

•

Master manufacturing and supply agreements. These two agreements govern our manufacturing and supply arrangements with Pfizer. Under one of these agreements, Pfizer will manufacture and supply us with animal health products. Under this agreement, our manufacturing and supply chain leadership will have oversight responsibility over product quality and other key aspects of the manufacturing process with respect to the Pfizer-supplied products. Under the other agreement, we will manufacture and supply certain human health products to Pfizer.

•

Environmental matters agreement. This agreement governs the performance of remedial actions for liabilities allocated to each party under the global separation agreement; addresses our substitution for Pfizer with respect to animal health assets and remedial actions allocated to us (including substitution related to, for example, permits, financial assurances and consent orders); allows our conditional use of Pfizer’s consultants and contractors to assist in the conduct of remedial actions; and addresses the exchange of related information between the parties. The agreement also sets forth standards of conduct for remedial activities at the co-located facilities: Guarulhos, Brazil; Catania, Italy; Hsinchu, Taiwan; and Kalamazoo, Michigan in the U.S. In addition, the agreement sets forth site-specific terms to govern conduct at several of these co-located facilities.

•	Screening services agreement. This agreement requires us to provide certain high throughput screening services to Pfizer’s R&D organization for which Pfizer pays to us agreed-upon fees.

•

Intellectual property license agreements. Under these agreements (i) Pfizer and certain of its affiliates licensed to us and certain of our affiliates the right to use certain intellectual property rights in the animal health field; (ii) we licensed to Pfizer and certain of its affiliates certain rights to intellectual property in all fields outside of the animal health field; and (iii) Pfizer granted us rights with respect to certain trademarks and copyrighted works.

E. Zoetis 2013 Equity and Incentive Plan

In January 2013, Zoetis’s 2013 Equity and Incentive Plan (Equity Plan) became effective. Awards under the Equity Plan may be in the form of stock options, or other stock-based awards, including awards of restricted stock, restricted stock units and performance share awards. The Equity Plan also provides for the grant of cash-based awards. The principal types of stock-based awards available under the Equity Plan may include, but are not limited to, the following:

•

Stock Options. Stock options represent the right to purchase shares of our common stock within a specified period of time at a specified price. The exercise price for a stock option will be not less than 100% of the fair market value of the common stock on the date of grant. Stock options will have a maximum term of ten years from the date of grant. Stock options granted may include those intended to be “incentive stock options” within the meaning of Section 422 of the Code.

•

Restricted Stock and Restricted Stock Units. Restricted stock is a share of our common stock that is subject to a risk of forfeiture or other restrictions that will lapse subject to the recipient’s continued employment, the attainment of performance goals, or both. Restricted stock units represent the right to receive shares of our common stock in the future (or cash determined by reference to the value of our common stock), subject to the recipient’s continued employment, the attainment of performance goals, or both.

•

Performance-Based Awards. Performance awards will require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards vesting or being settled. Performance may be measured over a period of any length specified.

•

Other Equity-Based or Cash-Based Awards. Our Compensation Committee will be authorized to grant awards in the form of other equity-based awards or other cash-based awards, as deemed to be consistent with the purposes of the Equity Plan. The maximum value of the aggregate payment to be paid to any participant with respect to cash-based awards under the Equity Plan in respect of an annual performance period will be $10 million.

In order to provide long-term incentives to, and facilitate the retention of, our employees, we granted restricted stock units and stock options (or other awards as appropriate with respect to our employees in non-U.S. jurisdictions) under the Equity Plan to approximately 1,700 of our employees in connection with the IPO. The grant price was equal to the IPO price of $26.00 per share. These awards will vest on the third anniversary of the date of grant.

F. Venezuela Currency Devaluation

On February 13, 2013, the Venezuelan government devalued its currency from a rate of 4.3 to 6.3 Venezuelan bolivar per U.S. dollar. We incurred a foreign currency loss immediately on the devaluation as a result of remeasuring the local balance sheets and we will experience ongoing adverse impacts to earnings as our revenues and expenses will be translated into U.S. dollars at lower rates.